UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2006 (June 2, 2006)

Sepracor Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

84 Waterford Drive
Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 2, 2006, Sepracor Inc. (the “Company”) issued a press release announcing it has received a letter of inquiry from the Securities and Exchange Commission (the “SEC”) requesting documents related to the Company’s stock option grants and stock option practices. The Company intends to cooperate with the SEC in this matter. The Company has set up a special committee of the Board of Directors to oversee a review of the documentation relating to option grants. The full text of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

       See the Exhibit Index attached to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: June 5, 2006	By	/s/ Robert F. Scumaci

Robert F. Scumaci Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, date June 2, 2006